UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 26, 2025 (November 23, 2025)
Date of Report (Date of earliest event reported)

GREEN DOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34819	95-4766827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 N. Freedom Blvd (200 West) Building 1
Provo, Utah 84604
(Address of principal executive offices)

(626) 765-2000
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 23, 2025, Green Dot Corporation, a Delaware corporation (“Green Dot”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CommerceOne Financial Corporation, an Alabama corporation (“CommerceOne”), Compass Sub North, Inc., a newly formed Delaware corporation and a direct, wholly-owned subsidiary of CommerceOne (“New CommerceOne”), Compass Sub East, Inc., a newly formed Delaware corporation and a direct, wholly-owned subsidiary of New CommerceOne (“Merger Sub One”), and Compass Sub West, Inc., a newly formed Delaware corporation and an indirect, wholly-owned subsidiary of New CommerceOne (“Merger Sub Two,” and together with CommerceOne, New CommerceOne and Merger Sub One, the “CommerceOne Parties”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Merger Sub One will merge with and into CommerceOne and Merger Sub Two will merge with and into Green Dot (collectively, the “First Mergers”), with CommerceOne and Green Dot, respectively, surviving the First Mergers; and (ii) following the First Mergers, CommerceOne will merge with and into New CommerceOne, with New CommerceOne surviving under the name “CommerceOne Financial Corporation” (together with the First Mergers, the “Mergers”).

Concurrently with the execution of the Merger Agreement, Green Dot entered into a Separation Agreement (the “Separation Agreement”) with New CommerceOne and Green Dot OpCo, LLC, a newly formed Delaware limited liability company and affiliate of Smith Ventures, LLC (“OpCo”), pursuant to which, upon the terms and subject to the conditions therein, following the First Mergers, (i) Green Dot will convert into a limited liability company, (ii) Green Dot will distribute the stock of Green Dot Bank, a Utah-chartered bank and wholly owned subsidiary of Green Dot, to Compass Sub Northwest, Inc., a newly formed Delaware corporation and direct, wholly-owned subsidiary of New CommerceOne (“CommerceOne Intermediate Holdco”), and (iii) OpCo will acquire Green Dot and its non-bank financial technology and related assets and operations (the “Business” and, collectively with the matters contemplated by clauses (ii) and (iii), the “Sale Transactions”). The Merger Agreement and the Separation Agreement were unanimously approved by the board of directors of Green Dot.

Merger Agreement

Upon the terms of and subject to the conditions set forth in the Merger Agreement, at the effective time of the First Mergers (the “First Effective Time”), each share of common stock, par value $0.001 per share, of Green Dot, issued and outstanding immediately prior to the First Effective Time (collectively, the “Green Dot Common Stock”), other than certain excluded shares held by Green Dot, CommerceOne or New CommerceOne, will be converted into the right to receive (i) 0.2215 shares (the “Exchange Ratio”) of the common stock, par value $0.01 per share, of New CommerceOne (the “New CommerceOne Common Stock”) and (ii) an amount in cash equal to $8.11 ((i) and (ii) together, the “Merger Consideration”), less any withholding and without interest.

At the First Effective Time and after giving effect to the equity award treatment set forth in the Separation Agreement (as described below), (i) each outstanding Green Dot restricted stock unit award that is vested as of immediately prior to, or vests as a result of, the First Mergers, and each outstanding unvested Green Dot restricted stock unit award that, by its terms, would vest on or before June 30, 2026 subject to the holder’s continued employment through such date, will be cancelled and converted into the right of the holder thereof to receive the Merger Consideration, (ii) each other outstanding unvested Green Dot restricted stock unit award (other than those held by employees of the Business who are transferred to OpCo in connection with the Sale Transactions) will be converted into a corresponding award with respect to New CommerceOne Common Stock, with the number of shares underlying such award adjusted based on the Equity Award Exchange Ratio (which is calculated by adding the (A) value of the Exchange Ratio to (B) value of the cash consideration divided by the implied share price, determind in accordance with the Merger Agreement, of the New CommerceOne Common Stock, and rounding the result to the nearest one thousandth), (iii) each outstanding Green Dot performance stock unit award that was granted in fiscal year 2025 will be cancelled and converted into the right of the holder thereof to receive the Merger Consideration, with the number of shares of Green Dot Common Stock subject to such award determined by deeming performance in respect of the 2025 performance period achieved at 150% of target, and performance in respect of the 2026 and 2027 performance periods achieved at 100% of target, and (iv) each other outstanding Green Dot performance stock unit award will be cancelled for no consideration in respect thereof.

The Merger Agreement contains customary representations and warranties from Green Dot and the CommerceOne Parties. Green Dot and CommerceOne have also agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its respective business during the interim period between the execution of the Merger Agreement and the First Effective Time, (2) the obligation to call a meeting of its respective stockholders to, in the case of Green Dot, adopt the Merger Agreement and the transactions contemplated by the Separation Agreement (the “Green Dot Stockholder Approval”), and, in the case of CommerceOne, approve the Merger Agreement and the transactions contemplated thereby (the “CommerceOne Stockholder Approval”) and, subject to certain exceptions, for the board of directors of each of Green Dot and CommerceOne to recommend that its stockholders vote in favor of such approvals and (3) certain non-solicitation obligations relating to alternative acquisition proposals. Green Dot and CommerceOne have also agreed to use their reasonable best efforts to prepare and file all necessary documentation to effect all applications, notices, petitions and filings and obtain as promptly as practicable all necessary permits, consents, approvals and authorizations for consummation of the transactions contemplated by the Merger Agreement, except that, without the consent of the other, neither Green Dot nor CommerceOne may take or commit to any action, condition or restrictions that would reasonably be expected to have a material adverse effect on New CommerceOne and its subsidiaries, taken as a whole, after giving effect to the transactions contemplated by the Merger Agreement and the Separation Agreement (a “burdensome condition”).

The completion of the Mergers is subject to customary conditions, including, among others, (1) receipt of the Green Dot Stockholder Approval and the CommerceOne Stockholder Approval; (2) authorization for listing on the New York Stock Exchange of the shares of New CommerceOne Common Stock to be issued pursuant to the Merger Agreement, subject to official notice of issuance; (3) receipt of certain required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Utah Department of Financial Institutions and compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), including the expiration or termination of any applicable waiting periods, without the imposition of a burdensome condition; (4) effectiveness of the registration statement on Form S-4 (the “Form S-4”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) for the New CommerceOne Common Stock to be issued in the Mergers; (5) the absence of any order, injunction, decree or other legal restraint preventing or making illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement; and (6) the satisfaction or waiver of certain conditions set forth in the Separation Agreement. Each party’s obligation to effect the Mergers is also subject to (1) the accuracy of the representations and warranties of, in the case of Green Dot, the CommerceOne Parties, and, in the case of the CommerceOne Parties, Green Dot, in each case subject to, with certain exceptions, customary materiality standards, and (2) performance by, in the case of Green Dot, the CommerceOne Parties’, and, in the case of the CommerceOne Parties, Green Dot’s obligations under the Merger Agreement in all material respects.

The Merger Agreement provides for automatic termination if the Separation Agreement is terminated prior to the First Effective Time and certain termination rights for both Green Dot and CommerceOne, including the right of either Green Dot or CommerceOne to terminate the Merger Agreement if (1) the closing of the Mergers have not occurred by November 23, 2026 (subject to an automatic 90-day extension in certain circumstances, including if required regulatory approvals have not been obtained), (2) there is a final, non-appealable judgment, order, writ, decision, stipulation, decree or law of a required governmental authority prohibiting the closing of the Mergers or (3) in the event of material breach by the other party of its representations, warranties and covenants, subject to a customary notice and cure period. The Merger Agreement provides that a termination fee of $27 million will be payable by Green Dot to CommerceOne in the event of a termination of the Merger Agreement under certain circumstances involving alternative acquisition proposals or changes in the recommendation of Green Dot’s board of directors. A termination fee equal to $3.5 million will be payable by CommerceOne to Green Dot in the event of a termination of the Merger Agreement under certain circumstances involving alternative acquisition proposals or changes in the recommendation of CommerceOne’s board of directors.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers except as otherwise set forth in the Merger Agreement and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding Green Dot or CommerceOne, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Green Dot, CommerceOne, their respective affiliates or their respective businesses, the Merger Agreement and the Mergers that will be contained in, or incorporated by reference into, the Form S-4, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that Green Dot makes with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Separation Agreement

Upon the terms of and subject to the conditions set forth in the Separation Agreement, following the First Mergers, (i) Green Dot will convert into a limited liability company, (ii) Green Dot will distribute the stock of Green Dot Bank to CommerceOne Intermediate Holdco and (iii) OpCo will acquire Green Dot and the Business.

Pursuant to the Separation Agreement, at the First Effective Time, the Green Dot restricted stock unit awards and performance unit awards that are outstanding as of immediately prior to the First Effective Time and held by employees of the Business transferred to OpCo in connection with the Sale Transactions, will be treated as described above under the description of the Merger Agreement, except that each outstanding unvested Green Dot restricted stock unit award that, by its terms, would not vest on or before June 30, 2026 will be cancelled for no consideration in respect thereof. In light of the forfeiture of such Green Dot restricted stock unit awards in connection with the Sale Transactions, prior to the First Effective Time, Green Dot will establish a cash retention program for the benefit of employees of the Business in order to incentivize and retain such employees. Cash retention awards granted pursuant to the Business employee retention program will vest ratably on the first, second and third anniversaries of the First Effective Time, subject to certain accelerated vesting provisions upon a termination of employment without “cause” or “good reason” (as defined in the Green Dot Corporate Transaction Policy) or due to death or disability. In addition, OpCo has agreed to establish a management incentive plan following the First Effective Time that will provide for awards representing, in the aggregate, five percent (5%) of the fully diluted equity of OpCo (the “MIP”). Employees of the Business will be eligible to participate in the MIP.

The Separation Agreement contains limited representations and warranties from Green Dot, OpCo and New CommerceOne, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of Green Dot’s business during the interim period between the execution of the Separation Agreement and the closing. Green Dot, OpCo and New CommerceOne have also agreed to use their reasonable best efforts to prepare and file all necessary documentation to effect all applications, notices, petitions and filings and obtain as promptly as practicable all necessary permits, consents, approvals and authorizations for consummation of the Mergers and the transactions contemplated by the Separation Agreement, except that, without the consent of the other, neither Green Dot nor CommerceOne may take or commit to any burdensome condition.

The completion of the Sale Transactions is subject to customary conditions, including, among others, (1) the expiration or termination of the waiting periods applicable to the closing of the transactions contemplated by the Separation Agreement under the HSR Act; (2) the absence of any order, injunction, decree or other legal restraint or prohibition preventing or making illegal the completion of the Sale Transactions or any of the other transactions contemplated by the Separation Agreement; (3) the adoption of the stockholders of Green Dot of the transactions contemplated by the Separation Agreement and (4) the satisfaction or waiver of certain conditions set forth in the Merger Agreement. Each of Green Dot’s and OpCo’s obligation to complete the Sale Transactions is also subject to (1) the accuracy of the representations and warranties of, in the case of Green Dot, OpCo, and, in the case of OpCo, Green Dot, in each case subject to, with certain exceptions, customary materiality standards, and (2) performance by, in the case of Green Dot, OpCo’s, and, in the case of OpCo, Green Dot’s obligations under the Separation Agreement in all material respects.

In connection with the Separation Agreement, OpCo entered into and delivered to Green Dot certain commitments for debt and equity financing.

The Separation Agreement provides for automatic termination if the Merger Agreement is terminated and certain termination rights for both Green Dot and OpCo, including the right of either OpCo or Green Dot to terminate the Separation Agreement if (1) the closing of the sale of the Business has not occurred by November 23, 2026 (subject to an automatic 90-day extension in certain circumstances, including if required regulatory approvals have not been obtained), (2) there is a final, non-appealable judgment, order, writ, decision, stipulation, decree or law prohibiting the closing of the Sale Transactions or (3) in the event of material breach by the other party of its representations, warranties and covenants, subject to a customary notice and cure period. The Separation Agreement further provides that a termination fee of $40 million will be payable by OpCo to Green Dot in certain circumstances, including if Green Dot terminates the Separation Agreement due to OpCo’s material breach or failure to consummate the closing contemplated by the Separation Agreement when required.

The representations, warranties and covenants of each party set forth in the Separation Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Separation Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Separation Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Separation Agreement and (2) were made only as of the date of the Separation Agreement or such other date as is specified in the Separation Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Separation Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Separation Agreement is included with this filing only to provide investors with information regarding the terms of the Separation Agreement and not to provide investors with any other factual information regarding Green Dot, OpCo or New CommerceOne, their respective affiliates or their respective businesses. The Separation Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Green Dot, OpCo, New CommerceOne, their respective affiliates or their respective businesses, the Separation Agreement and the Sale Transactions that will be contained in, or incorporated by reference into, the Form S-4, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that Green Dot makes with the SEC.

The foregoing description of the Separation Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Support Agreement

In connection with the execution of the Merger Agreement and the Separation Agreement, Green Dot, CommerceOne and New CommerceOne entered into a Support Agreement (the “Support Agreement”), dated as of November 23, 2025, with certain significant stockholders of CommerceOne (each, a “Stockholder”), that collectively hold approximately 11.49% of outstanding CommerceOne common stock. The Support Agreement provides that, upon the terms of and subject to the conditions set forth therein, (1) each Stockholder will not, directly or indirectly, assign, sell, transfer or otherwise dispose of its shares of Commerce One common stock, or New CommerceOne Common Stock received in respect of such CommerceOne common stock, subject to certain exceptions, from the execution of the Merger Agreement until the one-year anniversary of the closing of the transactions contemplated by the Merger Agreement and the Separation Agreement (the “Expiration Time”), (2) each Stockholder will vote, or cause to be voted, all of its shares of CommerceOne common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Mergers, and (3) each Stockholder will vote such shares against any proposal, action or agreement that would impede, frustrate, prevent or nullify any provision of the adoption of the Merger Agreement, the Separation Agreement or the transactions contemplated thereby. The Support Agreement will terminate upon the earlier of the Expiration Time or the written agreement of CommerceOne, Green Dot and each Stockholder.

The foregoing description of the Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of November 23, 2025, by and among Green Dot Corporation, CommerceOne Financial Corporation, Compass Sub North, Inc., Compass Sub East, Inc. and Compass Sub West, Inc.

10.1*	Separation Agreement, dated as of November 23, 2025, by and among Green Dot Corporation, Green Dot OpCo, LLC and Compass Sub North, Inc.
10.2	Support Agreement, dated as of November 23, 2025, by and among CommerceOne Financial Corporation, Compass Sub North, Inc., Green Dot Corporation, and the persons set forth on Schedule I thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits or costs of the proposed transaction, the plans, objectives, expectations and intentions of Green Dot, CommerceOne, and affiliates of OpCo, including future financial and operating results (including the anticipated impact of the proposed transactions), statements related to the expected timing of the completion of the proposed transactions, the plans, objectives, expectations and intentions of New CommerceOne (to be renamed “CommerceOne Financial Corporation” as part of the proposed transactions) following the consummation of the proposed transactions (the “combined company” or “New CommerceOne”) described herein, and other statements that are not historical facts.  You can identify these forward-looking statements through the use of words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “predicts,” “forecasts,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may” and “assumes,” variations of such words and similar expressions of the future or otherwise regarding the outlook for Green Dot’s, CommerceOne’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Green Dot, CommerceOne or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Green Dot or CommerceOne and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements.  A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Current Report on Form 8-K. Many of these factors are beyond Green Dot’s, CommerceOne’s or the combined company’s ability to control or predict, and there is no assurance that any list of risks and uncertainties or risk factors is complete.  These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Green Dot’s business and to CommerceOne’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Green Dot’s and CommerceOne’s respective businesses and operations, or the separation of Green Dot’s non-bank fintech businesses from Green Dot Bank, will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to satisfy the conditions to the closing of the transactions among Green Dot, CommerceOne and OpCo, including the failure to obtain the necessary approvals by the stockholders of Green Dot or CommerceOne, (5) the amount of the costs, fees, expenses and charges related to the transactions, (6) the ability by each of Green Dot, CommerceOne and OpCo to obtain required governmental approvals of the proposed transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transactions, (7) reputational risk and the reaction of Green Dot’s or CommerceOne’s customers, suppliers, employees or other business partners to the proposed transactions, (8) challenges retaining or hiring key personnel following the proposed transactions, (9) any unexpected delay in closing the proposed transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or Separation Agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the business and operations of the combined company and the separation of Green Dot’s non-bank fintech business from Green Dot Bank and the combined company, (13) the possibility the combined company is subject to additional regulatory requirements or consent orders as a result of the proposed transactions, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Green Dot, CommerceOne or the combined company, and (15) general competitive, economic, political, regulatory and market conditions and other factors that may affect future results of Green Dot, CommerceOne and the combined company, including changes in asset quality and credit risk; the inability to sustain or achieve revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the ability to raise or  maintain liquidity, funding, and capital; the impact, extent and timing of technological changes; capital management activities; fraudulent or other illegal activity involving the products and services of Green Dot, CommerceOne or the combined company; cybersecurity risks, including cyber-attacks or security breaches; and fluctuations in operating results. Additional factors which could affect future results of Green Dot can be found in Green Dot’s filings with the SEC, including in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Green Dot’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Green Dot, CommerceOne and OpCo do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Important Information About the Transaction and Where to Find It

New CommerceOne intends to file a registration statement on Form S-4 with the SEC to register the shares of New CommerceOne common stock that will be issued to CommerceOne stockholders and Green Dot stockholders in connection with the proposed transactions.  The registration statement will include a joint proxy statement of Green Dot and CommerceOne that also constitutes a prospectus of New CommerceOne.  The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Green Dot and CommerceOne in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Green Dot or New CommerceOne through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Green Dot will also be available free of charge by contacting the investor relations department of Green Dot at IR@greendot.com or by accessing the “Investor Relations” page of Green Dot’s website at https://ir.greendot.com/financial-information/sec-filings.

Before making any voting or investment decision, investors and security holders of Green Dot and CommerceOne are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transactions.  Free copies of these documents may be obtained as described above.

Participants in Solicitation

Green Dot and CommerceOne and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Green Dot’s stockholders in respect of the proposed transactions under the rules of the SEC. Information regarding Green Dot’s directors and executive officers is available in Green Dot’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 11, 2025 (and available at https://www.sec.gov/Archives/edgar/data/1386278/000138627825000020/gdot-20250411.htm) (the “Green Dot 2025 Proxy”), under the headings “Corporate Governance and Director Independence,” “Proposal No. 1 Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,”  “Our Executive Officers,” “Executive Compensation” and “Transactions with Related Parties, Founders and Control Persons,” and in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001386278/000138627825000009/gdot-20241231.htm), and in other documents subsequently filed by Green Dot with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Green Dot’s securities by Green Dot’s directors or executive officers from the amounts described in the Green Dot 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Green Dot 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K relates to the proposed transactions and is for informational purposes only and is not intended to, and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN DOT CORPORATION

Dated: November 26, 2025	By:	/s/ Amy Pugh
Name: Amy Pugh
Title: General Counsel